Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments	3 Months Ended
Mar. 31, 2011
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
OFF-BALANCE SHEET LENDING-RELATED FINANCIAL INSTRUMENTS, GUARANTEES AND OTHER COMMITMENTS
NOTE 21 — OFF–BALANCE SHEET LENDING-RELATED FINANCIAL INSTRUMENTS, GUARANTEES AND OTHER COMMITMENTS
JPMorgan Chase provides lending-related financial instruments (e.g., commitments and guarantees) to meet the financing needs of its customers. The contractual amount of these financial instruments represents the Firm’s maximum possible credit risk should the counterparty draw upon the commitment or the Firm be required to fulfill its obligation under the guarantee, and the counterparty subsequently fail to perform according to the terms of the contract. Most of these commitments and guarantees expire without being drawn or a default occurring. As a result, the total contractual amount of these instruments is not, in the Firm’s view, representative of its actual future credit exposure or funding requirements. For a discussion of off–balance sheet lending-related financial instruments and guarantees, and the Firm’s related accounting policies, see Note 30 on pages 275–280 of JPMorgan Chase’s 2010 Annual Report.
To provide for the risk of loss inherent in wholesale and consumer (excluding credit card) related contracts, an allowance for credit losses on lending-related commitments is maintained. See Note 14 on pages 139–140 of this Form 10-Q for further discussion regarding the allowance for credit losses on lending-related commitments.
The following table summarizes the contractual amounts and carrying values of off–balance sheet lending-related financial instruments, guarantees and other commitments at March 31, 2011, and December 31, 2010. The amounts in the table below for credit card and home equity lending-related commitments represent the total available credit for these products. The Firm has not experienced, and does not anticipate, that all available lines of credit for these products will be utilized at the same time. The Firm can reduce or cancel credit card lines of credit by providing the borrower prior notice or, in some cases, without notice as permitted by law. The Firm may reduce or close home equity lines of credit when there are significant decreases in the value of the underlying property, or when there has been a demonstrable decline in the creditworthiness of the borrower.
Off–balance sheet lending-related financial instruments, guarantees and other commitments

	Contractual amount		Carrying value(j)
	March 31,	December 31,	March 31,	December 31,
(in millions)	2011	2010	2011	2010

Lending-related
Consumer, excluding credit card:
Home equity – senior lien	$17,406	$17,662	$—	$—
Home equity – junior lien	30,146	30,948	—	—
Prime mortgage	745	1,266	—	—
Subprime mortgage	—	—	—	—
Auto	5,947	5,246	1	2
Business banking	9,808	9,702	5	4
Student and other	508	579	—	—

Total consumer, excluding credit card	64,560	65,403	6	6

Credit card	565,813	547,227	—	—

Total consumer	630,373	612,630	6	6

Wholesale:
Other unfunded commitments to extend credit(a)(b)	206,679	199,859	340	364
Standby letters of credit and other financial guarantees(a)(b)(c)(d)	95,361	94,837	706	705
Unused advised lines of credit	47,578	44,720	—	—
Other letters of credit(a)(d)	5,943	6,663	1	2

Total wholesale	355,561	346,079	1,047	1,071

Total lending-related	$985,934	$958,709	$1,053	$1,077

Other guarantees and commitments
Securities lending indemnifications(e)	$200,627	$181,717	$NA	$NA
Derivatives qualifying as guarantees(f)	87,360	87,768	372	294
Unsettled reverse repurchase and securities borrowing agreements(g)	47,021	39,927	—	—
Other guarantees and commitments(h)	6,373	6,492	(6)	(6)
Loan sale and securitization-related indemnifications:
Repurchase liability(i)	NA	NA	3,474	3,285
Loans sold with recourse	10,823	10,982	148	153

(a)	At March 31, 2011, and December 31, 2010, represents the contractual amount net of risk participations totaling $570 million and $542 million, respectively, for other unfunded commitments to extend credit; $22.8 billion and $22.4 billion, respectively, for standby letters of credit and other financial guarantees; and $1.3 billion and $1.1 billion, respectively, for other letters of credit. In regulatory filings with the Federal Reserve Board these commitments are shown gross of risk participations.

(b)	Included credit enhancements and bond and commercial paper liquidity commitments to U.S. states and municipalities, hospitals and other not-for-profit entities of $43.9 billion and $43.4 billion, at March 31, 2011, and December 31, 2010, respectively.

(c)	At March 31, 2011, and December 31, 2010, included unissued standby letters of credit commitments of $41.5 billion and $41.6 billion, respectively.

(d)	At March 31, 2011, and December 31, 2010, JPMorgan Chase held collateral relating to $38.0 billion and $37.8 billion, respectively, of standby letters of credit; and $2.0 billion and $2.1 billion, respectively, of other letters of credit.

(e)	At March 31, 2011, and December 31, 2010, collateral held by the Firm in support of securities lending indemnification agreements was $203.4 billion and $185.0 billion, respectively. Securities lending collateral comprises primarily cash, and securities issued by governments that are members of the Organisation for Economic Co-operation and Development (“OECD”) and U.S. government agencies.

(f)	Represents notional amounts of derivatives qualifying as guarantees. The carrying value at March 31, 2011, and December 31, 2010, reflected derivative payables of $467 million and $390 million, respectively, less derivative receivables of $95 million and $96 million, respectively.

(g)	At March 31, 2011, and December 31, 2010, the amount of commitments related to forward starting reverse repurchase agreements and securities borrowing agreements were $12.5 billion and $14.4 billion, respectively. Commitments related to unsettled reverse repurchase agreements and securities borrowing agreements with regular way settlement periods were $34.5 billion and $25.5 billion at March 31, 2011, and December 31, 2010, respectively.

(h)	At March 31, 2011, and December 31, 2010, included unfunded commitments of $943 million and $1.0 billion, respectively, to third-party private equity funds; and $1.3 billion and $1.4 billion, respectively, to other equity investments. These commitments included $885 million and $1.0 billion, respectively, related to investments that are generally fair valued at net asset value as discussed in Note 3 on pages 94–105 of this Form 10-Q. In addition, at both March 31, 2011, and December 31, 2010, included letters of credit hedged by derivative transactions and managed on a market risk basis of $3.8 billion.

(i)	Represents estimated repurchase liability related to indemnifications for breaches of representations and warranties in loan sale and securitization agreements. For additional information, see Loan sale and securitization-related indemnifications on pages 158–159 of this Note.

(j)	For lending-related products, the carrying value represents the allowance for lending-related commitments and the guarantee liability, for derivative-related products the carrying value represents the fair value. For all other products the carrying value represents the valuation reserve.
Other unfunded commitments to extend credit
Other unfunded commitments to extend credit are generally compromised of commitments for working capital and general corporate purposes, as well as extensions of credit to support commercial paper facilities and bond financings in the event that those obligations cannot be remarketed to new investors.
Also included in other unfunded commitments to extend credit are commitments to noninvestment-grade counterparties in connection with leveraged and acquisition finance activities, which were $5.5 billion and $5.9 billion at March 31, 2011, and December 31, 2010, respectively. For further information, see Note 3 and Note 4 on pages 94–105 and 105–106 respectively, of this Form 10-Q.
Guarantees
The Firm considers the following off–balance sheet lending-related arrangements to be guarantees under U.S. GAAP: standby letters of credit and financial guarantees, securities lending indemnifications, certain indemnification agreements included within third-party contractual arrangements and certain derivative contracts. For a further discussion of the off–balance sheet lending-related arrangements the Firm considers to be guarantees, and the related accounting policies, see Note 30 on pages 275–280 of JPMorgan Chase’s 2010 Annual Report. The recorded amounts of the liabilities related to guarantees and indemnifications at March 31, 2011, and December 31, 2010, excluding the allowance for credit losses on lending-related commitments, are discussed on pages 158–159 of this Note.
Standby letters of credit
Standby letters of credit (“SBLC”) and other financial guarantees are conditional lending commitments issued by the Firm to guarantee the performance of a customer to a third party under certain arrangements, such as commercial paper facilities, bond financings, acquisition financings, trade and similar transactions. The carrying values of standby and other letters of credit were $707 million at both March 31, 2011, and December 31, 2010, respectively, which were classified in accounts payable and other liabilities on the Consolidated Balance Sheets; these carrying values include $342 million and $347 million, respectively, for the allowance for lending-related commitments, and $365 million and $360 million, respectively, for the guarantee liability and corresponding asset.
The following table summarizes the types of facilities under which standby letters of credit and other letters of credit arrangements are outstanding by the ratings profiles of the Firm’s customers, as of March 31, 2011, and December 31, 2010.
Standby letters of credit and other financial guarantees and other letters of credit

	March 31, 2011		December 31, 2010
	Standby letters of		Standby letters of
	credit and other	Other letters	credit and other	Other letters
(in millions)	financial guarantees	of credit	financial guarantees	of credit

Investment-grade(a)	$71,244	$4,761	$70,236	$5,289
Noninvestment-grade(a)	24,117	1,182	24,601	1,374

Total contractual amount(b)	$95,361 (c)	$5,943	$94,837 (c)	$6,663

Allowance for lending-related commitments	$341	$1	$345	$2
Commitments with collateral	38,034	1,986	37,815	2,127

(a)	The ratings scale is based on the Firm’s internal ratings which generally correspond to ratings as defined by S&P and Moody’s.

(b)	At March 31, 2011, and December 31, 2010, represented contractual amount net of risk participations totaling $22.8 billion and $22.4 billion, respectively, for standby letters of credit and other financial guarantees; and $1.3 billion and $1.1 billion, respectively, for other letters of credit. In regulatory filings with the Federal Reserve these commitments are shown gross of risk participations.

(c)	At March 31, 2011, and December 31, 2010, included unissued standby letters of credit commitments of $41.5 billion and $41.6 billion, respectively.
Derivatives qualifying as guarantees
In addition to the contracts described above, the Firm transacts certain derivative contracts that meet the characteristics of a guarantee under U.S. GAAP. For further information on these derivatives, see Note 30 on pages 275–280 of JPMorgan Chase’s 2010 Annual Report. The total notional value of the derivatives that the Firm deems to be guarantees was $87.4 billion and $87.8 billion at March 31, 2011, and December 31, 2010, respectively. The notional amount generally represents the Firm’s maximum exposure to derivatives qualifying as guarantees. However, exposure to certain stable value derivatives is contractually limited to a substantially lower percentage of the notional amount; the notional amount on these stable value contracts was $26.1 billion and $25.9 billion and the maximum exposure to loss was $2.7 billion, at both March 31, 2011, and December 31, 2010. The fair values of the contracts reflects the probability of whether the Firm will be required to perform under the contract. The fair value related to derivative guarantees were derivative payables of $467 million and $390 million and derivative receivables of $95 million and $96 million at March 31, 2011, and December 31, 2010, respectively. The Firm reduces exposures to these contracts by entering into offsetting transactions, or by entering into contracts that hedge the market risk related to the derivative guarantees.
In addition to derivative contracts that meet the characteristics of a guarantee, the Firm is both a purchaser and seller of credit protection in the credit derivatives market. For a further discussion of credit derivatives, see Note 5 on pages 107–113 of this Form 10-Q, and Note 6 on pages 191–199 of JPMorgan Chase’s 2010 Annual Report.
Loan sale- and securitization-related indemnifications
Indemnifications for breaches of representations and warranties
In connection with the Firm’s loan sale and securitization activities with the GSEs and other loan sale and private-label securitization transactions, as described in Notes 13 and 15 on pages 122–138 and 141–149, respectively, of this Form 10-Q, and Notes 14 and 16 on pages 220–238 and 244–259, respectively of JPMorgan Chase’s 2010 Annual Report, the Firm has made representations and warranties that the loans sold meet certain requirements. The Firm may be, and has been, required to repurchase loans and/or indemnify the GSEs and other investors for losses due to material breaches of these representations and warranties; however, predominantly all of the repurchase demands received by the Firm and the Firm’s losses realized to date are related to loans sold to the GSEs.
The Firm has recognized a repurchase liability of $3.5 billion and $3.3 billion, as of March 31, 2011, and December 31, 2010, respectively, which is reported in accounts payable and other liabilities net of probable recoveries from third parties.
Substantially all of the estimates and assumptions underlying the Firm’s established methodology for computing its recorded repurchase liability — including factors such as the amount of probable future demands from purchasers, the ability of the Firm to cure identified defects, the severity of loss upon repurchase or foreclosure, and recoveries from third parties — require application of a significant level of management judgment. Estimating the repurchase liability is further complicated by limited and rapidly changing historical data and uncertainty surrounding numerous external factors, including: (i) macro-economic factors and (ii) the level of future demands, which is dependent, in part, on actions taken by third parties such as the GSEs and mortgage insurers. While the Firm uses the best information available to it in estimating its repurchase liability, the estimation process is inherently uncertain and imprecise and, accordingly, losses in excess of the amounts accrued as of March 31, 2011, are reasonably possible.
The Firm believes the estimate of the range of reasonably possible losses, in excess of reserves established, for its repurchase liability is from $0 to approximately $1.8 billion at March 31, 2011. This estimated range of reasonably possible loss is based on an assumed peak to trough decline in home prices of 44%, which is an additional 11 percentage point decline in home prices beyond the Firm’s current assumptions. Such a decline could increase the level of loan delinquencies, thereby potentially increasing the repurchase demand rate from the GSEs and increasing loss severity on repurchased loans, each of which could affect the Firm’s repurchase liability. The Firm does not consider such a further decline in home prices to be likely to occur, and actual repurchase losses could vary significantly from the Firm’s recorded repurchase liability or this estimate of reasonably possible additional losses, depending on the outcome of various factors, including those considered above.
The following table summarizes the change in the repurchase liability for each of the periods presented.
Summary of changes in repurchase liability

Three months ended March 31, (in millions)	2011	2010

Repurchase liability at beginning of period	$3,285	$1,705
Realized losses(a)	(231)	(246)
Provision for repurchase losses	420	523

Repurchase liability at end of period	$3,474	$1,982

(a)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expenses. Make-whole settlements were $115 million and $105 million at March 31, 2011 and 2010, respectively.
Loans sold with recourse
The Firm provides servicing for mortgages and certain commercial lending products on both a recourse and nonrecourse basis. In nonrecourse servicing, the principal credit risk to the Firm is the cost of temporary servicing advances of funds (i.e., normal servicing advances). In recourse servicing, the servicer agrees to share credit risk with the owner of the mortgage loans, such as Fannie Mae or Freddie Mac or a private investor, insurer or guarantor. Losses on recourse servicing predominantly occur when foreclosure sales proceeds of the property underlying a defaulted loan are less than the sum of the outstanding principal balance, plus accrued interest on the loan and the cost of holding and disposing of the underlying property. The Firm’s securitizations are predominantly nonrecourse, thereby effectively transferring the risk of future credit losses to the purchaser of the mortgage-backed securities issued by the trust. At March 31, 2011, and December 31, 2010, the unpaid principal balance of loans sold with recourse totaled $10.8 billion and $11.0 billion, respectively. The carrying value of the related liability that the Firm has recorded, which is representative of the Firm’s view of the likelihood it will have to perform under this guarantee, was $148 million and $153 million at March 31, 2011, and December 31, 2010, respectively.